UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Income Fund

(NYSE: ACG)

December 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 11, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the annual reporting period ended December 31, 2013. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objectives and Policies

The Fund is designed to provide high current income consistent with the preservation of capital.

The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund’s Board recently approved, and submitted for shareholder approval at the Fund’s Annual Meeting of Stockholders on March 27, 2014, a proposal to eliminate the Fund’s fundamental policy to invest at least 65% of its assets in U.S. government securities and repurchase agreements relating to such securities. The Board also approved changes to certain non-fundamental policies of the Fund, including eliminating a policy limiting investments in foreign government securities to 35% of the Fund’s assets. Details including the rationale for the changes in investment policies are set forth in the Fund’s Proxy Statement dated February 20, 2014.

The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. government securities. The Fund may also invest up to 35% of its assets in other fixed income securities, including those issued by nongovernmental issuers in the

U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 3-4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 60-63.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays U.S. Aggregate Bond Index, for the six- and 12-month periods ended December 31, 2013.

The Fund underperformed its benchmark for the 12-month period, while it outperformed for the six-month period. Overall yield curve positioning was the largest detractor for both periods, as the Fund’s overweight in the 10-year range of the curve, where U.S. yields rose most, impacted returns. An overweight position in U.S. Treasuries and an underweight to investment-grade corporates also detracted for both periods. Exposure to high yield debt was a primary contributor for both periods, followed by non-agency collateralized mortgage obligations and bank loans. Both investment-grade corporate and commercial mortgage-backed security selection also had a positive impact.

The Fund utilized derivatives in the form of currency forwards for both hedging and investment purposes. Currency exposure was positive for the 12-month period, particularly a short

ALLIANCEBERNSTEIN INCOME FUND •	1

position in the Australian dollar and Japanese yen. Conversely, currency exposure detracted for the six-month period. During both periods, the Fund utilized Treasury futures and interest rate swaps in order to manage duration and yield curve positioning of the Fund. Purchased and written options were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods. Credit default swaps were also utilized for hedging and investment purposes, which contributed to performance during both periods.

Market Review and Investment Strategy

Overall, 2013 was a year marked by somewhat elevated market volatility and, beginning in May, sharply higher bond yields and a notable exodus from bond funds. Nevertheless, risk aversion continued to decline toward the end of the year, as the primary drivers of volatility were accelerating growth across the developed world and its corresponding implications. Meanwhile, currency volatility remained high, alongside elevated uncertainty about central-bank policies worldwide.

After months of speculation that kept financial markets on edge, in December the U.S. Federal Reserve (the “Fed”) took its first modest steps toward ending a key component of its stimulus campaign. Policymakers decided to start tapering asset purchases of U.S. Treasuries and mortgages from the current $85 billion per month to $75 billion per month in January. At the same time, the Fed strengthened its commitment to keeping short-term interest rates near zero, well past the point when the civil-

ian unemployment rate falls below the 6.5% threshold. Markets reacted positively to the news, as investors were accepting of the gradual pace of the changes and appeared relieved that a major source of uncertainty had been removed.

Most major fixed-income sectors fell into negative territory in absolute terms for the year, as yields rose. Investment-grade corporates posted negative absolute returns, but outperformed Treasuries and the broader fixed-income market on a duration-neutral basis, helped by strong performance within financials. Financial fundamentals remained favorable as companies’ deleveraging continued. U.S. high yield outperformed investment-grade fixed-income sectors for the year as investors reached for yield.

The Fund continues to hold a significant allocation to investment-grade corporates. Global investment-grade credit spreads tightened during the year, and in the view of the Fund’s investment management team (the “Team”), remain close to fair value. The Team continues to favor the financial sector as fundamentals in that sector remain solid and financial firms continue to deleverage. The Team has been reducing some of the Fund’s U.S. high yield exposure, where valuations, in its view, have grown. Conversely, the Team is looking to selectively add emerging-market sovereign and corporate positions that it finds attractive after the recent re-pricing. Lastly, the Fund’s U.S. duration has been reduced on expectations that U.S. yields will move higher as the Fed tapers, and the U.S. economy continues to improve.

2	• ALLIANCEBERNSTEIN INCOME FUND

DISCLOSURES AND RISKS

AllianceBernstein Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 69-70.

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through engaging in reverse repurchase agreements and may also utilize other techniques such as dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the return on the leveraged portion of the Fund’s investment portfolio. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate payable by the Fund on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment-grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2013 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)	0.64%	-2.86%

Barclays U.S. Aggregate Bond Index	0.43%	-2.02%

The Fund’s market price per share on December 31, 2013 was $7.13. The Fund’s NAV price per share on December 31, 2013 was $8.13. For additional Financial Highlights, please see pages 65-66.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

December 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,975.7

*	All data are as of December 31, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following types: Emerging Markets—Sovereigns, Governments—Sovereign Agencies, Governments—Sovereign Bonds and Whole Loan Trusts.

6	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

December 31, 2013 (unaudited)

*	All data are as of December 31, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries: Australia, Barbados, Belgium, Chile, Colombia, Croatia, El Salvador, France, Jamaica, Nigeria, Norway, Peru, Portugal, Singapore, South Africa, Spain and Venezuela.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

December 31, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 89.7%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	17,000	$6,808,261

Mexico – 1.0%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	245,225	19,173,378

United States – 88.3%
U.S. Treasury Bonds 5.375%, 2/15/31	U.S.$	1,961	2,403,145
6.00%, 2/15/26(a)		333,000	425,095,146
6.375%, 8/15/27(a)		260,000	345,231,120
6.50%, 11/15/26(a)		183,000	244,419,375
8.50%, 2/15/20		3,700	5,072,759
U.S. Treasury Notes 1.75%, 5/15/23		6,010	5,416,981
2.00%, 2/15/22		26,000	24,673,584
2.125%, 8/31/20-8/15/21		199,500	196,031,325
2.625%, 11/15/20(a)		67,250	68,342,813
3.125%, 5/15/21		95,000	99,030,090
3.625%, 2/15/21(b)		295,000	318,346,595
3.75%, 11/15/18(a)		10,000	10,974,220

			1,745,037,153

Total Governments – Treasuries (cost $1,805,604,456)			1,771,018,792

CORPORATES - NON-INVESTMENT GRADES – 17.6%
Industrial – 13.9%
Basic – 0.9%
AK Steel Corp. 7.625%, 5/15/20		847	844,883
ArcelorMittal 5.75%, 8/05/20		2,500	2,656,250
6.75%, 2/25/22(a)		2,200	2,392,500
Arch Coal, Inc. 7.00%, 6/15/19(a)		2,100	1,669,500
Calcipar SA 6.875%, 5/01/18(c)		687	728,220
Commercial Metals Co. 6.50%, 7/15/17		1,993	2,207,247
7.35%, 8/15/18		2,644	3,014,160
Novelis, Inc./GA 8.75%, 12/15/20		837	931,162

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SPCM SA 6.00%, 1/15/22(c)	U.S.$	617	$650,935
Steel Dynamics, Inc. 7.625%, 3/15/20		3,000	3,255,000

			18,349,857

Capital Goods – 1.5%
B/E Aerospace, Inc.
5.25%, 4/01/22		1,237	1,255,555
6.875%, 10/01/20		2,000	2,195,000
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(c)		2,313	2,336,130
Bombardier, Inc. 7.50%, 3/15/18(c)		3,000	3,412,500
Building Materials Corp. of America 7.00%, 2/15/20(c)		635	682,625
7.50%, 3/15/20(c)		2,498	2,697,840
Clean Harbors, Inc. 5.25%, 8/01/20		1,200	1,236,000
Griffon Corp. 7.125%, 4/01/18		3,558	3,771,480
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21		690	757,275
Sealed Air Corp. 6.875%, 7/15/33(c)		1,486	1,419,130
8.125%, 9/15/19(c)		1,127	1,265,058
8.375%, 9/15/21(c)		1,157	1,313,195
SPX Corp. 6.875%, 9/01/17		2,900	3,277,000
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		1,599	1,758,900
United Rentals North America, Inc. 5.75%, 7/15/18		2,550	2,725,312

			30,103,000

Communications - Media – 3.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22		2,079	1,941,266
Clear Channel Communications, Inc. 9.00%, 12/15/19		92	93,840
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		1,312	1,330,040
Series B 6.50%, 11/15/22		3,688	3,766,370
Columbus International, Inc. 11.50%, 11/20/14(c)		2,789	3,005,147
CSC Holdings LLC 6.75%, 11/15/21		5,000	5,387,500

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cumulus Media Holdings, Inc. 7.75%, 5/01/19(a)	U.S.$	678	$715,290
DISH DBS Corp. 5.00%, 3/15/23		3,000	2,797,500
Hughes Satellite Systems Corp. 7.625%, 6/15/21		3,111	3,468,765
Intelsat Jackson Holdings SA 7.25%, 4/01/19		4,231	4,569,480
Lamar Media Corp. 5.875%, 2/01/22		5,500	5,637,500
LIN Television Corp. 8.375%, 4/15/18		900	951,750
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(c)		3,243	3,291,645
Quebecor Media, Inc. 5.75%, 1/15/23		2,145	2,075,288
RR Donnelley & Sons Co. 8.25%, 3/15/19		2,984	3,416,680
Sirius XM Holdings, Inc. 5.25%, 8/15/22(c)		822	830,220
5.875%, 10/01/20(c)		2,026	2,071,585
Univision Communications, Inc. 5.125%, 5/15/23(c)		3,295	3,290,881
UPCB Finance III Ltd. 6.625%, 7/01/20(c)		2,200	2,337,500
Videotron Ltd. 5.00%, 7/15/22		2,255	2,204,263
Virgin Media Finance PLC 5.25%, 2/15/22		2,246	1,954,020
8.375%, 10/15/19		2,000	2,185,000
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,629	1,661,986

			58,983,516

Communications - Telecommunications – 0.7%
Frontier Communications Corp. 8.125%, 10/01/18		2,000	2,285,000
SBA Telecommunications, Inc. 5.75%, 7/15/20		875	910,000
Sprint Communications, Inc. 9.00%, 11/15/18(c)		2,065	2,488,325
Sunrise Communications International SA 7.00%, 12/31/17(c)	EUR	1,585	2,300,846
tw telecom holdings, Inc. 6.375%, 9/01/23(c)	U.S.$	2,369	2,463,760
Windstream Corp. 7.50%, 4/01/23		2,000	2,010,000
7.75%, 10/01/21		1,070	1,134,200

			13,592,131

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.7%
Affinia Group, Inc. 7.75%, 5/01/21	U.S.$	297	$311,850
American Axle & Manufacturing, Inc. 6.25%, 3/15/21(a)		5,887	6,254,937
Goodyear Tire & Rubber Co. (The) 6.50%, 3/01/21		700	742,000
7.00%, 5/15/22		1,486	1,599,308
8.75%, 8/15/20		3,000	3,510,000
LKQ Corp. 4.75%, 5/15/23(c)		908	844,440
Schaeffler Finance BV 8.50%, 2/15/19(c)		1,200	1,350,000

			14,612,535

Consumer Cyclical - Entertainment – 0.0%
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		841	927,203

Consumer Cyclical - Other – 0.7%
Choice Hotels International, Inc. 5.75%, 7/01/22		195	203,531
Levi Strauss & Co. 6.875%, 5/01/22		288	316,800
MGM Resorts International 8.625%, 2/01/19		4,315	5,059,338
Royal Caribbean Cruises Ltd. 5.25%, 11/15/22		1,801	1,801,000
7.50%, 10/15/27		1,100	1,174,250
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		1,188	1,315,710
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)		3,400	3,434,000

			13,304,629

Consumer Cyclical - Retailers – 0.7%
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		401	451,626
Chinos Intermediate Holdings A, Inc. 7.75%, 5/01/19(c)(d)		1,127	1,152,358
L Brands, Inc. 5.625%, 2/15/22		1,727	1,765,857
6.90%, 7/15/17		3,621	4,164,150
Rite Aid Corp. 8.00%, 8/15/20		3,200	3,600,000
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(c)		3,092	2,829,180

			13,963,171

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.0%
ARAMARK Corp. 5.75%, 3/15/20(c)	U.S.$	1,001	$1,046,045
Boparan Finance PLC 9.875%, 4/30/18(c)	GBP	2,400	4,371,708
CHS/Community Health Systems, Inc. 7.125%, 7/15/20	U.S.$	1,717	1,781,387
Envision Healthcare Corp. 8.125%, 6/01/19		1,554	1,684,148
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)(c)		2,125	2,252,500
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(c)	EUR	1,500	2,244,110
HCA Holdings, Inc. 7.75%, 5/15/21(a)	U.S.$	1,700	1,857,250
Holding Medi-Partenaires SAS 7.00%, 5/15/20(c)	EUR	1,750	2,468,407
Hologic, Inc. 6.25%, 8/01/20	U.S.$	540	569,700
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(c)		2,000	2,250,000
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		4,000	4,600,000
Party City Holdings, Inc. 8.875%, 8/01/20		2,225	2,492,000
Post Holdings, Inc. 6.75%, 12/01/21(c)		401	415,035
7.375%, 2/15/22		705	754,350
Smithfield Foods, Inc. 6.625%, 8/15/22		1,678	1,778,680
Sun Merger Sub, Inc. 5.875%, 8/01/21(c)		2,597	2,661,925
Valeant Pharmaceuticals International 6.875%, 12/01/18(c)		2,145	2,295,150
7.00%, 10/01/20(c)		2,200	2,370,500
7.25%, 7/15/22(c)		283	304,579
WellCare Health Plans, Inc. 5.75%, 11/15/20		1,909	1,951,952

			40,149,426

Energy – 1.8%
Antero Resources Finance Corp. 5.375%, 11/01/21(c)		792	799,920
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(c)		4,204	4,414,200
Berry Petroleum Co. 6.375%, 9/15/22		3,107	3,161,372
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		188	196,930

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CGG SA 9.50%, 5/15/16	U.S.$	550	$578,875
Chesapeake Energy Corp. 6.625%, 8/15/20		2,435	2,721,112
Cimarex Energy Co. 5.875%, 5/01/22		2,331	2,465,033
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		2,737	2,825,952
Linn Energy LLC/Linn Energy Finance Corp. 7.00%, 11/01/19(c)		2,275	2,297,750
Offshore Group Investment Ltd. 7.125%, 4/01/23		4,656	4,749,120
Oil States International, Inc. 6.50%, 6/01/19		1,960	2,084,950
Quicksilver Resources, Inc. 7.125%, 4/01/16		471	460,403
SandRidge Energy, Inc. 7.50%, 2/15/23		1,259	1,277,885
8.125%, 10/15/22		841	891,460
SESI LLC 6.375%, 5/01/19		615	656,513
7.125%, 12/15/21		2,834	3,159,910
Tervita Corp. 8.00%, 11/15/18(c)		3,547	3,662,277

			36,403,662

Other Industrial – 0.2%
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(c)		3,525	3,718,875

Services – 0.5%
ADT Corp. (The) 3.50%, 7/15/22		1,360	1,183,815
4.125%, 6/15/23		557	494,344
6.25%, 10/15/21(c)		1,458	1,530,900
Sabre, Inc. 8.50%, 5/15/19(c)		2,000	2,220,000
Service Corp. International/US 7.50%, 4/01/27		3,300	3,481,500

			8,910,559

Technology – 1.0%
Amkor Technology, Inc. 6.625%, 6/01/21		3,000	3,112,500
Avaya, Inc. 10.50%, 3/01/21(c)		2,005	1,914,775
Brightstar Corp. 9.50%, 12/01/16(c)		1,600	1,760,000
CDW LLC/CDW Finance Corp. 8.50%, 4/01/19		5,000	5,525,000

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 7.375%, 6/15/19(c)	U.S.$	4,500	$4,815,000
Sanmina Corp. 7.00%, 5/15/19(c)		1,830	1,946,662

			19,073,937

Transportation - Services – 0.2%
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(c)		2,814	2,908,973

			275,001,474

Financial Institutions – 2.1%
Banking – 0.8%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	3,790	5,185,224
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	1,703	1,498,640
Barclays Bank PLC 7.625%, 11/21/22		2,385	2,540,025
7.75%, 4/10/23		1,748	1,896,580
Barclays PLC 8.00%, 12/15/20	EUR	896	1,241,366
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	2,300	2,128,305
Credit Suisse Group AG 7.50%, 12/11/23(c)		2,066	2,184,795

			16,674,935

Brokerage – 0.2%
E*TRADE Financial Corp. 6.375%, 11/15/19		2,834	3,043,007

Finance – 0.3%
Aviation Capital Group Corp. 6.75%, 4/06/21(c)		4,235	4,605,279
Creditcorp 12.00%, 7/15/18(c)		2,000	1,980,000

			6,585,279

Insurance – 0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		2,432	2,541,440
Pearl Group Holdings No. 1 Ltd. 6.586%, 4/25/16	GBP	43	61,229

			2,602,669

Other Finance – 0.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18	U.S.$	3,000	3,120,000

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iPayment, Inc. 10.25%, 5/15/18	U.S.$	2,209	$1,811,380
National Money Mart Co. 10.375%, 12/15/16		3,800	3,857,000

			8,788,380

REITS – 0.2%
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership 7.75%, 3/15/20		2,514	2,953,643

			40,647,913

Utility – 1.6%
Electric – 1.2%
AES Corp./VA 8.00%, 10/15/17		4,000	4,700,000
Calpine Corp. 6.00%, 1/15/22(c)		1,000	1,022,500
7.875%, 7/31/20(c)		2,560	2,803,200
ComEd Financing III 6.35%, 3/15/33		3,462	3,358,140
EDP Finance BV 4.90%, 10/01/19(c)		255	259,463
6.00%, 2/02/18(c)		3,490	3,742,152
FirstEnergy Corp. Series C
7.375%, 11/15/31		3,000	3,259,752
GenOn Americas Generation LLC 8.50%, 10/01/21		3,200	3,368,000
GenOn Energy, Inc. 7.875%, 6/15/17		2,100	2,310,000

			24,823,207

Natural Gas – 0.4%
Access Midstream Partners LP/ACMP Finance Corp. 6.125%, 7/15/22		1,123	1,201,610
El Paso LLC Series G 7.75%, 1/15/32		2,000	2,030,108
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		2,196	2,294,820
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,500	2,275,000

			7,801,538

			32,624,745

Total Corporates – Non-Investment Grades (cost $328,177,184)			348,274,132

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 10.5%
Industrial – 5.9%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(c)	U.S.$	1,190	$1,502,600
GTL Trade Finance, Inc. 7.25%, 10/20/17(c)		2,536	2,837,150
LyondellBasell Industries NV 5.75%, 4/15/24		3,300	3,698,221
Southern Copper Corp. 7.50%, 7/27/35		5,107	5,321,846
Weyerhaeuser Co. 7.375%, 3/15/32		2,000	2,447,310

			15,807,127

Capital Goods – 0.8%
Legrand France SA 8.50%, 2/15/25		10	12,901
Odebrecht Finance Ltd. 4.375%, 4/25/25(c)		6,760	5,885,874
Owens Corning 9.00%, 6/15/19		3,000	3,703,731
Republic Services, Inc. 5.25%, 11/15/21		6,098	6,648,314

			16,250,820

Communications - Media – 0.5%
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(e)		1,162	1,202,670
Myriad International Holdings BV 6.00%, 7/18/20(c)		3,089	3,365,732
Time Warner Cable, Inc. 5.875%, 11/15/40		1,375	1,189,438
6.55%, 5/01/37		1,457	1,348,240
Time Warner Entertainment Co. LP 8.375%, 7/15/33		2,500	2,723,705

			9,829,785

Communications - Telecommunications – 1.6%
AT&T, Inc. 4.30%, 12/15/42		72	61,073
6.50%, 9/01/37		4,433	4,986,833
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		4,719	4,503,304
ENTEL Chile SA 4.875%, 10/30/24(c)		3,015	2,945,230
Oi SA 5.75%, 2/10/22(c)		5,500	5,028,020

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qwest Corp. 6.75%, 12/01/21	U.S.$	2,000	$2,189,928
6.875%, 9/15/33		1,500	1,440,000
Telefonica Emisiones SAU 7.045%, 6/20/36		5,000	5,511,700
Verizon Communications, Inc. 6.90%, 4/15/38		4,500	5,355,297

			32,021,385

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 7.45%, 7/16/31		650	796,034

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.70%, 5/01/32		2,500	3,209,928

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 4.25%, 3/01/22		2,200	2,147,138

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 5.75%, 5/15/41		4,700	5,129,430

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2,600	3,194,056
Grupo Bimbo SAB de CV 4.50%, 1/25/22(c)		1,699	1,686,964
SABMiller Holdings, Inc. 4.95%, 1/15/42(c)		5,500	5,462,869

			10,343,889

Energy – 0.7%
Nabors Industries, Inc. 5.10%, 9/15/23(c)		3,500	3,511,471
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		3,568	3,601,258
Transocean, Inc. 7.50%, 4/15/31		2,200	2,514,409
Weatherford International Ltd./Bermuda 7.00%, 3/15/38		2,900	3,209,909

			12,837,047

Technology – 0.2%
Applied Materials, Inc. 5.85%, 6/15/41		4,621	4,785,216

Transportation - Airlines – 0.1%
Delta Air Lines Pass-Through Trust Series 2007-1, Class A 6.821%, 8/10/22		1,486	1,675,582

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Asciano Finance Ltd. 4.625%, 9/23/20(c)	U.S.$	1,080	$1,081,119

			115,914,500

Financial Institutions – 3.0%
Banking – 1.0%
BNP Paribas SA 5.186%, 6/29/15(a)(c)		2,691	2,748,184
Credit Suisse AG 6.50%, 8/08/23(c)		3,900	4,082,100
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(c)		884	1,264,120
Morgan Stanley 10.09%, 5/03/17(c)	BRL	11,615	4,677,016
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)	U.S.$	2,106	2,465,663
UBS AG/Stamford CT 7.50%, 7/15/25		1,394	1,668,682
7.625%, 8/17/22		2,492	2,854,125

			19,759,890

Finance – 0.2%
GE Capital Trust II 5.50%, 9/15/67(c)	EUR	1,000	1,460,528
General Electric Capital Corp. Series G 6.875%, 1/10/39	U.S.$	1,254	1,612,137

			3,072,665

Insurance – 1.2%
American General Corp. 8.125%, 3/15/46(c)		509	605,710
American International Group, Inc. 8.175%, 5/15/58		2,525	3,055,250
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	5,504,630
Great-West Life & Annuity Insurance Capital LP II 7.153%, 5/16/46(c)		2,707	2,788,210
Humana, Inc. 8.15%, 6/15/38		2,900	3,833,316
MetLife, Inc. 6.40%, 12/15/36		3,345	3,436,987
Pacific Life Insurance Co. 9.25%, 6/15/39(c)		1,500	2,083,066
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,638,595

			23,945,764

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(f)	U.S.$	282	$326,726

REITS – 0.6%
DDR Corp. 7.875%, 9/01/20		3,000	3,706,134
EPR Properties 7.75%, 7/15/20		3,308	3,778,824
HCP, Inc. 5.375%, 2/01/21		3,468	3,775,189

			11,260,147

			58,365,192

Non Corporate Sectors – 1.4%
Agencies - Not Government Guaranteed – 1.4%
Gazprom OAO Via Gaz Capital SA 6.51%, 3/07/22(c)		13,563	14,563,271
9.25%, 4/23/19(c)		7,115	8,751,450
Petrobras International Finance Co. 5.375%, 1/27/21		5,000	4,961,940

			28,276,661

Utility – 0.2%
Electric – 0.1%
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(c)		2,140	2,447,777

Natural Gas – 0.1%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(c)		1,719	1,825,378

			4,273,155

Total Corporates – Investment Grades (cost $197,973,144)			206,829,508

AGENCIES – 6.7%
Agency Debentures – 3.3%
Federal Home Loan Bank 5.50%, 7/15/36		8,695	10,058,698
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	18,975,135
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		42,045	35,089,832

			64,123,665

Agency Subordinated – 3.4%
Federal National Mortgage Association 5.375%, 6/12/17		59,222	67,721,127

Total Agencies (cost $127,203,402)			131,844,792

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.3%
Non-Agency Fixed Rate – 2.1%
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35	U.S.$	5,834	$5,594,746
Series 2007-AR4, Class 1A1A 5.546%, 3/25/37		972	911,923
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		2,937	2,467,366
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		2,440	2,047,341
Series 2007-13, Class A2 6.00%, 6/25/47		3,380	2,714,176
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.726%, 9/25/47		1,059	874,952
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		2,238	1,951,170
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.241%, 9/25/36		2,635	2,076,817
Series 2006-AA7, Class A1 2.181%, 1/25/37		4,411	3,622,147
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,236	1,103,680
Residential Accredit Loans, Inc. Series 2005-QA7, Class A21 3.049%, 7/25/35		1,658	1,445,701
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		3,541	3,345,073
Series 2006-QA1, Class A21 3.777%, 1/25/36		971	718,950
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		5,775	4,716,791
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.626%, 12/28/37		5,241	4,758,835
Series 2007-AR8, Class A1 5.917%, 11/25/37		2,434	2,173,001

			40,522,669

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 1.2%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.415%, 4/25/37(g)	U.S.$	1,133	$692,070
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A5 0.465%, 4/25/37(g)		1,283	786,759
IndyMac Index Mortgage Loan Trust Series 2007-FLX3, Class A1 0.405%, 6/25/37(g)		1,962	1,733,633
Lehman XS Trust Series 2007-10H, Class 2AIO 6.831%, 7/25/37(g)(h)		1,477	313,894
Luminent Mortgage Trust Series 2006-6, Class A1 0.365%, 10/25/46(g)		6,035	5,137,011
Residential Accredit Loans, Inc. Series 2006-QA4, Class A 0.345%, 5/25/36(g)		3,854	2,916,350
Series 2006-QS18, Class 2A2 6.385%, 12/25/36(g)(h)		19,268	3,841,902
Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.315%, 7/25/23(g)		2,650	3,130,045
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.839%, 2/25/47(g)		5,181	4,087,476
Series 2007-OA4, Class A1A 0.905%, 4/25/47(g)		2,442	1,747,301

			24,386,441

Agency Fixed Rate – 0.0%
Federal Home Loan Mortgage Corp. Series 4119, Class LI 3.50%, 6/15/39(h)		3,752	729,743

Total Collateralized Mortgage Obligations (cost $62,939,235)			65,638,853

EMERGING MARKETS - CORPORATE BONDS – 2.1%
Industrial – 2.1%
Basic – 0.2%
Vedanta Resources PLC 6.00%, 1/31/19(c)		3,402	3,281,592

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Cemex SAB de CV 7.25%, 1/15/21(c)	U.S.$	2,376	$2,449,329
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(c)		1,954	2,046,815
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)(c)		1,120	1,131,200
9.875%, 4/06/21(a)(c)		1,065	1,075,650

			6,702,994

Communications - Media – 0.1%
European Media Capital SA 10.00%, 2/01/15(f)(i)		1,853	1,741,990

Communications - Telecommunications – 0.3%
Digicel Ltd. 6.00%, 4/15/21(c)		1,500	1,447,500
MTS International Funding Ltd. 8.625%, 6/22/20(a)(c)		4,100	4,838,000

			6,285,500

Consumer Cyclical - Other – 0.0%
Peermont Global Pty Ltd. 7.75%, 4/30/14(c)	EUR	50	69,129

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(c)	U.S.$	4,000	4,060,000

Consumer Non-Cyclical – 0.6%
Cosan Luxembourg SA 5.00%, 3/14/23(c)		1,361	1,208,663
9.50%, 3/14/18(c)	BRL	3,117	1,136,217
Marfrig Holding Europe BV 8.375%, 5/09/18(c)	U.S.$	900	837,000
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		4,151	3,860,430
Minerva Luxembourg SA 7.75%, 1/31/23(c)		877	870,423
Tonon Bioenergia SA 9.25%, 1/24/20(c)		2,272	1,907,583
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)(c)		2,500	1,700,000

			11,520,316

Energy – 0.2%
Pacific Rubiales Energy Corp. 7.25%, 12/12/21(a)(c)		4,300	4,558,000

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.2%
TAM Capital 2, Inc. 9.50%, 1/29/20(c)	U.S.$	751	$796,060
TAM Capital 3, Inc. 8.375%, 6/03/21(c)		2,843	2,956,720

			3,752,780

Total Emerging Markets – Corporate Bonds (cost $43,459,369)			41,972,301

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%
Non-Agency Fixed Rate CMBS – 1.9%
Commercial Mortgage Trust Series 2006-C8, Class AJ 5.377%, 12/10/46		3,313	3,179,268
DB-UBS Mortgage Trust Series 2011-LC2A, Class D 5.444%, 7/10/44(c)		1,450	1,431,804
GMAC Commercial Mortgage Securities, Inc. Series 2006-C1, Class AJ 5.349%, 11/10/45		2,250	2,105,136
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.307%, 8/10/44(c)		5,651	5,984,505
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB14, Class AJ 5.494%, 12/12/44		8,000	7,653,368
Series 2006-LDP7, Class AJ 5.863%, 4/15/45		6,500	6,519,142
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,317	1,296,571
Series 2007-C2, Class AM 5.493%, 2/15/40		2,000	2,110,494
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		6,667	6,495,992

			36,776,280

Non-Agency Floating Rate CMBS – 0.0%
Eclipse Ltd. Series 2007-1X, Class B 0.765%, 1/25/20(c)(g)	GBP	59	80,753

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.193%, 11/16/45(h)	U.S.$	1,120	$10,222

Total Commercial Mortgage-Backed Securities (cost $35,123,032)			36,867,255

MORTGAGE PASS-THROUGHS – 1.7%
Agency Fixed Rate 30-Year – 1.1%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36		6,185	6,884,532
Federal National Mortgage Association 3.50%, 2/01/41		14,352	14,273,610
Series 1998 8.00%, 6/01/28		27	30,047
Series 1999 7.50%, 11/01/29		39	43,743

			21,231,932

Agency ARMs – 0.6%
Federal Home Loan Mortgage Corp. Series 2007 2.807%, 3/01/37(g)		4,208	4,514,348
3.038%, 3/01/37(g)		1,800	1,907,356
3.065%, 2/01/37(g)		6,276	6,570,062

			12,991,766

Total Mortgage Pass-Throughs (cost $33,179,886)			34,223,698

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(c)		6,188	6,435,520

Mexico – 0.5%
Comision Federal de Electricidad 5.75%, 2/14/42(c)		5,750	5,361,875
Petroleos Mexicanos 6.50%, 6/02/41		4,900	5,120,500

			10,482,375

Russia – 0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 8.625%, 2/17/17(c)	RUB	330,000	9,920,769

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17(c)	U.S.$	7,500	$5,531,250

Total Quasi-Sovereigns (cost $33,515,765)			32,369,914

BANK LOANS – 1.5%
Industrial – 1.5%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 4.25%, 6/28/19(g)		938	949,585
Unifrax Holding Co. 5.25%, 11/28/18(g)	EUR	762	1,046,271

			1,995,856

Capital Goods – 0.0%
HD Supply, Inc. 4.50%, 10/12/17(g)	U.S.$	2	2,501

Communications - Media – 0.2%
Clear Channel Communications, Inc. 3.81%, 1/29/16(g)		310	299,686
TWCC Holding Corp. 7.00%, 6/26/20(g)		3,100	3,183,328

			3,483,014

Consumer Cyclical - Automotive – 0.3%
Exide Technologies 9.00%, 10/09/14(g)		5,868	5,955,522
TI Group Automotive Systems, LLC 5.50%, 3/28/19(g)		386	390,797

			6,346,319

Consumer Cyclical - Other – 0.1%
New HB Acquisition, LLC 6.75%, 4/09/20(g)		1,600	1,656,000
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(g)(i)(j)(k)		2,179	– 0	–

			1,656,000

Consumer Non-Cyclical – 0.4%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(g)		1,362	1,377,175
Air Medical Holding, LLC 7.63%, 5/31/18(g)		4,000	3,920,000
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(g)		2,300	2,331,625

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(g)	U.S.$	551	$553,936

			8,182,736

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(g)		295	297,464

Other Industrial – 0.2%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(g)		1,219	1,220,111
Veyance Technologies, Inc. 5.25%, 9/08/17(g)		2,729	2,736,198

			3,956,309

Technology – 0.2%
Avaya, Inc. 4.74%, 10/26/17(g)		237	231,306
IPC Systems, Inc. 5.42%, 6/01/15(g)		2,000	1,693,340
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(g)		2,138	2,081,390

			4,006,036

Total Bank Loans (cost $30,036,829)			29,926,235

		Shares
PREFERRED STOCKS – 1.4%
Financial Institutions – 1.3%
Banking – 0.9%
Goldman Sachs Group, Inc. (The) Series J 5.50%		107,250	2,390,603
Morgan Stanley 6.875%		160,000	4,004,800
PNC Financial Services Group, Inc. (The) 6.125%		223,000	5,630,750
US Bancorp/MN 6.50%		180,000	4,734,000

			16,760,153

Insurance – 0.1%
Hartford Financial Services Group, Inc. 7.875%		84,000	2,407,440

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

REITS – 0.3%
Health Care REIT, Inc. 6.50%		54,775	$1,246,131
Sabra Health Care REIT, Inc. 7.125%		194,150	4,554,759

			5,800,890

			24,968,483

Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Ventas Realty LP/Ventas Capital Corp. 5.45%		139,500	2,976,930

Total Preferred Stocks (cost $28,566,875)			27,945,413

		Principal Amount (000)
LOCAL GOVERNMENTS - MUNICIPAL BONDS – 1.3%
United States – 1.3%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	U.S.$	1,950	1,444,989
California GO 7.95%, 3/01/36		3,955	4,572,059
Golden St Tobacco Securitization CA Series 2007A-1 5. 125%, 6/01/47		4,390	2,963,513
Illinois GO 7.35%, 7/01/35		3,330	3,666,097
Texas Transp Comm (Texas St Hwy Fund First Tier) Series 2010B 5.178%, 4/01/30		2,560	2,735,923
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		3,430	2,540,841
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		5,915	4,359,769
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41		1,750	1,231,773
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		1,850	1,151,755

Total Local Governments – Municipal Bonds (cost $26,500,638)			24,666,719

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.7%
Gallery Media(i)(l)(m)		697	$1,010,650
Ion Media Networks, Inc. ClassA(i)(k)(l)		2,512	1,940,696
Mt. Logan Re (Preference Shares)(m)^		10,550	11,313,721

Total Common Stocks (cost $11,396,476)			14,265,067

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Croatia – 0.1%
Croatia Government International Bond 6.375%, 3/24/21(c)	U.S.$	2,875	3,008,687

Hungary – 0.4%
Hungary Government International Bond
5.375%, 2/21/23		956	945,526
5.75%, 11/22/23		1,488	1,465,268
6.375%, 3/29/21		5,000	5,362,500

			7,773,294

Indonesia – 0.1%
Indonesia Government International Bond
6.625%, 2/17/37(c)		720	726,480
8.50%, 10/12/35(c)		801	967,208

			1,693,688

Total Governments – Sovereign Bonds (cost $11,428,776)			12,475,669

GOVERNMENTS - SOVEREIGN AGENCIES – 0.6%
Germany – 0.2%
Commerzbank AG 8.125%, 9/19/23(c)		3,610	3,980,025

Norway – 0.2%
Eksportfinans ASA
2.00%, 9/15/15		315	310,275
2.375%, 5/25/16		3,728	3,667,420

			3,977,695

Russia – 0.2%
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(c)		3,441	3,754,819

Total Governments – Sovereign Agencies (cost $10,745,355)			11,712,539

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.5%
El Salvador – 0.3%
El Salvador Government International Bond 7.65%, 6/15/35(c)	U.S.$	5,957	$5,802,118

Nigeria – 0.2%
HSBC Bank PLC Zero Coupon, 1/27/14(c)	NGN	681,910	4,234,279

Total Emerging Markets – Sovereigns (cost $8,729,105)			10,036,397

WHOLE LOAN TRUSTS – 0.4%
Performing Asset – 0.4%
Financial Claims – 0.4%
Aeroservicios Especializados 10.50%, 3/19/18(i)(k)	U.S.$	2,409	2,408,542
Alpha Credit Debt Fund LLC 15.00%, 1/15/18(i)(k)		2,625	2,625,000
Ede Del Este, SA 10.80%, 3/16/16(i)(k)		2,144	2,204,651

Total Whole Loan Trust (cost $7,232,684)			7,238,193

		Shares
SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(n) (cost $47,066,736)		47,066,736	47,066,736

Total Investments – 144.5% (cost $2,848,878,947)			2,854,372,213
Other assets less liabilities – (44.5)%			(878,678,719)

Net Assets – 100.0%			$1,975,693,494

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Long Bond (CBT) Futures	2,250	March 2014	$293,515,976	$288,703,125	$4,812,851
U.S. T-Note 5 Yr (CBT) Futures	696	March 2014	84,128,143	83,041,500	1,086,643
U.S. T-Note 10 Yr (CBT) Futures	4,327	March 2014	542,178,648	532,423,828	9,754,820

					$15,654,314

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	CAD	10,672	USD	10,011	1/16/14	$(32,263)
Goldman Sachs Bank USA	BRL	27,893	USD	11,907	1/03/14	84,031
Goldman Sachs Bank USA	USD	11,695	BRL	27,893	1/03/14	127,648
Goldman Sachs Bank USA	CAD	21,193	USD	19,894	1/16/14	(50,561)
Goldman Sachs Bank USA	GBP	2,711	USD	4,407	1/30/14	(81,615)
Goldman Sachs Bank USA	USD	8,354	RUB	277,483	1/31/14	45,840
Goldman Sachs Bank USA	BRL	27,893	USD	11,602	2/04/14	(126,300)
Royal Bank of Canada	MXN	263,931	USD	20,230	3/14/14	129,046
Royal Bank of Canada	USD	738	MXN	9,608	3/14/14	(5,998)
Standard Chartered Bank	BRL	27,893	USD	12,031	1/03/14	207,800
Standard Chartered Bank	USD	11,907	BRL	27,893	1/03/14	(84,031)
State Street Bank & Trust Co.	USD	9,979	NZD	12,139	2/14/14	(23,524)
UBS AG	EUR	11,304	USD	15,543	1/30/14	(7,483)

						$182,590

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker / (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2013	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanely & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00%	3.03%	$44,480	$3,868,885	$754,476

*	Termination date

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts – 0.0%
Deutsche Bank AG London: Time Warner Cable, Inc., 5.85% 5/01/17, 12/20/18*	(1.00)%	1.65%	$2,670	$85,302	$105,731	$(20,429)
Sale Contracts – 0.1%
Morgan Stanley Capital Services LLC: CDX-NAHY Series 15, 5 Year Index, 12/20/15*	5.00	1.07	20,544	1,611,699	190,740	1,420,959

				$1,697,001	$296,471	$1,400,530

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at December 31, 2013
Bank of America	0.15%	1/28/14	$36,666,437
Bank of America	0.15%	2/19/14	45,803,327
Barclays Bank+	(2.50)%*	—	2,989,439
Barclays Bank+	(1.25)%*	—	1,668,746
Barclays Bank+	(0.75)%*	—	1,771,696
Barclays Bank+	(0.63)%*	—	3,291,257
Barclays Bank+	(0.50)%*	—	1,219,405
Credit Suisse Securities (USA) LLC+	(1.00)%*	—	1,124,099
Credit Suisse Securities (USA) LLC+	(1.00)%*	—	1,048,571
Credit Suisse Securities (USA) LLC+	(0.50)%*	—	2,643,536
Credit Suisse Securities (USA) LLC+	(0.25)%*	—	5,051,530
Credit Suisse Securities (USA) LLC+	(0.25)%*	—	2,273,071
Credit Suisse Securities (USA) LLC+	0.00%	—	9,048,690
HSBC	0.12%	1/07/14	109,707,975
HSBC	0.14%	1/13/14	11,302,197
HSBC	0.15%	2/11/14	50,935,185
HSBC	0.15%	3/06/14	76,167,299
JPMorgan Chase	0.12%	1/14/14	43,402,088
JPMorgan Chase	0.12%	1/30/14	46,662,180
JPMorgan Chase	0.13%	2/04/14	79,815,849
JPMorgan Chase	0.14%	2/11/14	72,468,418
JPMorgan Chase	0.14%	3/11/14	102,675,485

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

Broker	Interest Rate	Maturity	U.S. $ Value at December 31, 2013
JPMorgan Chase	0.16%	3/04/14	$201,048,410

			$908,784,890

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on December 31, 2013.

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $894,299,573.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $14,838,189.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate market value of these securities amounted to $303,855,337 or 15.4% of net assets.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest of 7.75% or PIK interest of 8.50% in additional debt securities.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2013.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of December 31, 2013, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
European Media Capital SA 10.00%, 2/01/15	8/18/10	$2,078,047	$1,741,990	0.09%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24	8/20/09	292,634	326,726	0.02%

(g)	Floating Rate Security. Stated interest rate was in effect at December 31, 2013.

(h)	IO – Interest Only

(i)	Fair valued by the Adviser.

(j)	Security is in default and is non-income producing.

(k)	Illiquid security.

(l)	Non-income producing security.

(m)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost			Market Value	Percentage of Net Assets
Gallery Media	8/18/10	$	– 0	–	$1,010,650	0.05%
Mt. Logan Re (Preference Shares)	7/01/13		10,550,000		11,313,721	0.57%

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

Currency Abbreviations: BRL – Brazilian Real CAD – Canadian Dollar EUR – Euro GBP – Great British Pound	MXN – Mexican Peso NGN – Nigerian Naira NZD – New Zealand Dollar RUB – Russian Ruble USD – United States Dollar

Glossary:

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

INTRCONX – Inter-Continental Exchange

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,801,812,211)	$2,807,305,477
Affiliated issuers (cost $47,066,736)	47,066,736	(a)
Cash	2,599,055	(b)
Foreign currencies, at value (cost $323,936)	324,793
Interest and dividends receivable	35,345,118
Receivable for variation margin on futures	1,863,641
Unrealized appreciation on credit default swaps	1,420,959
Receivable for investment securities sold	875,794
Unrealized appreciation of forward currency exchange contracts	594,365
Upfront premium paid on credit default swaps	296,471
Receivable for variation margin on centrally cleared credit default swaps	128,115

Total assets	2,897,820,524

Liabilities
Payable for reverse repurchase agreements	908,784,890
Dividends payable	10,124,855
Cash collateral received from broker	1,668,140
Advisory fee payable	867,291
Unrealized depreciation of forward currency exchange contracts	411,775
Unrealized depreciation on credit default swaps	20,429
Administrative fee payable	17,629
Interest expense payable	356
Accrued expenses	231,665

Total liabilities	922,127,030

Net Assets	$1,975,693,494

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	1,986,400,117
Distributions in excess of net investment income	(5,726,225)
Accumulated net realized loss on investment and foreign currency transactions	(30,877,386)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	23,467,871

	$1,975,693,494

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$8.13

(a)	Includes investment of cash collateral of $1,668,140 received from broker for OTC derivatives outstanding at December 31, 2013.

(b)	An amount of $2,308,145 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at December 31, 2013.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income
Interest	$109,755,171
Dividends
Unaffiliated issuers	1,377,782
Affiliated issuers	37,454
Consent fee income	2,970
Other fee income	142,369	$111,315,746

Expenses
Advisory fee (see Note B)	10,679,399
Custodian	268,315
Printing	241,651
Registration fees	214,604
Transfer agency	111,608
Audit	83,461
Administrative	69,311
Directors’ fees	59,351
Legal	26,019
Miscellaneous	74,735

Total expenses before interest expense	11,828,454
Interest expense	1,166,380

Total expenses		12,994,834

Net investment income		98,320,912

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(22,571,165)
Futures		24,042,839
Options written		(664,308)
Swaps		12,321,205
Foreign currency transactions		7,561,464
Net change in unrealized appreciation/depreciation of:
Investments		(198,788,460)
Futures		12,172,709
Options written		39,800
Swaps		(4,971,793)
Foreign currency denominated assets and liabilities		(826,498)

Net loss on investment and foreign currency transactions		(171,684,207)

Net Decrease in Net Assets from Operations		$(73,363,295)

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013		Year Ended December 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$98,320,912		$97,321,497
Net realized gain on investment and foreign currency transactions	20,690,035		87,935,608
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(192,374,242)		50,782,565
Contributions from Adviser (see Note B)	– 0	–	51

Net increase (decrease) in net assets from operations	(73,363,295)		236,039,721
Dividends and Distributions to Shareholders from
Net investment income	(101,524,944)		(116,597,615)
Net realized gain on investment transactions	(8,841,986)		(128,427,414)

Total decrease	(183,730,225)		(8,985,308)
Net Assets
Beginning of period	2,159,423,719		2,168,409,027

End of period (including distributions in excess of net investment income of ($5,726,225) and ($13,594,672), respectively)	$1,975,693,494		$2,159,423,719

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended December 31, 2013

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$138,109,049
Interest expense paid	(1,166,024)
Operating expenses paid	(11,796,337)
Purchases of long-term investments	(3,310,453,377)
Proceeds from disposition of long-term investments	3,530,429,151
Purchases of short-term investments, net	(35,811,347)
Proceeds on swaps, net	9,467,057
Proceeds from written options, net	(664,308)
Proceeds received from futures settlement	24,042,839
Variation margin paid on centrally cleared swaps	626,361
Variation margin received on futures	11,816,037

Net increase in cash from operating activities		$354,599,101
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(238,403,820)
Decrease in due to custodian	(82,554)
Decrease in reverse repurchase agreements	(124,811,573)

Net decrease in cash from financing activities		(363,297,947)
Effect of exchange rate on cash		10,845,006

Net increase in cash		2,146,160
Cash at beginning of period		777,688

Cash at end of period		$2,923,848

ALLIANCEBERNSTEIN INCOME FUND •	37

Statement of Cash Flows

Reconciliation of Net Decrease in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net decrease in net assets from operations		$(73,363,295)
Adjustments:
Increase in interest and dividends receivable	$(874,161)
Net accretion of bond discount and amortization of bond premium	27,667,464
Increase in interest payable	356
Increase in accrued expenses	32,117
Purchases of long-term investments	(3,310,453,377)
Proceeds from disposition of long-term investments	3,530,429,151
Purchases of short-term investments, net	(35,811,347)
Proceeds on swaps, net	9,467,057
Proceeds from written options , net	(664,308)
Proceeds received from futures settlement	24,042,839
Variation margin paid on centrally cleared swaps	626,361
Variation margin received on futures	11,816,037
Net realized gain on investment and foreign currency transactions	(20,690,035)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	192,374,242

Total adjustments		427,962,396

Net increase in cash from operating activities		$354,599,101

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in reverse purchase agreements throughout the year.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily,

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,771,018,792		$	– 0	–	$1,771,018,792
Corporates – Non-Investment Grades		– 0	–	348,212,903			61,229		348,274,132
Corporates – Investment Grades		– 0	–	206,829,508			– 0	–	206,829,508
Agencies		– 0	–	131,844,792			– 0	–	131,844,792
Collateralized Mortgage Obligations		– 0	–	729,743			64,909,110		65,638,853
Emerging Markets – Corporate Bonds		– 0	–	40,230,311			1,741,990		41,972,301
Commercial Mortgage-Backed Securities		– 0	–	10,222			36,857,033		36,867,255
Mortgage Pass-Throughs		– 0	–	34,223,698			– 0	–	34,223,698
Quasi-Sovereigns		– 0	–	32,369,914			– 0	–	32,369,914
Bank Loans		– 0	–	– 0	–		29,926,235	^	29,926,235
Preferred Stocks		27,945,413		– 0	–		– 0	–	27,945,413
Local Governments – Municipal Bonds		– 0	–	24,666,719			– 0	–	24,666,719
Common Stocks		– 0	–	– 0	–		14,265,067		14,265,067
Governments – Sovereign Bonds		– 0	–	12,475,669			– 0	–	12,475,669
Governments – Sovereign Agencies		– 0	–	11,712,539			– 0	–	11,712,539
Emerging Markets – Sovereigns		– 0	–	10,036,397			– 0	–	10,036,397
Whole Loan Trusts		– 0	–	– 0	–		7,238,193		7,238,193
Short-Term Investments		47,066,736		– 0	–		– 0	–	47,066,736

Total Investments in Securities		75,012,149		2,624,361,207			154,998,857		2,854,372,213
Other Financial Instruments*:
Assets:
Futures		15,654,314		– 0	–		– 0	–	15,654,314	#
Forward Currency Exchange Contracts		– 0	–	594,365			– 0	–	594,365
Centrally Cleared Credit Default Swaps		– 0	–	754,476			– 0	–	754,476	#
Credit Default Swaps		– 0	–	1,420,959			– 0	–	1,420,959

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(411,775)	$	– 0	–	$(411,775)
Credit Default Swaps		– 0	–	(20,429)		– 0	–	(20,429)

Total+		$90,666,463		$2,626,698,803		$154,998,857		$2,872,364,123

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades		Collateralized Mortgage Obligations		Emerging Markets - Corporate Bonds
Balance as of 12/31/12	$2,216,878		$37,497,632		$4,618,220
Accrued discounts/(premiums)	(40,075)		496,904		(210,179)
Realized gain (loss)	62,417		23,108		– 0	–
Change in unrealized appreciation/depreciation	34,695		1,941,715		448,054
Purchases	– 0	–	36,224,574		(4,874,664)
Sales/Paydowns	(2,212,686)		(11,274,823)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–	1,760,559
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 12/31/13	$61,229		$64,909,110		$1,741,990

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/13*	$16,082		$1,941,715		$191,610

	Commercial Mortgage- Backed Securities		Bank Loans^		Common Stocks
Balance as of 12/31/12	$9,850,260		$45,455,116		$1,045,500
Accrued discounts/(premiums)	57,601		120,405		– 0	–
Realized gain (loss)	92,265		54,212		– 0	–
Change in unrealized appreciation/depreciation	(36,958)		139,070		1,823,091
Purchases	28,344,582		29,238,233		11,396,476

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

	Commercial Mortgage- Backed Securities		Bank Loans^			Common Stocks
Sales/Paydowns	$(1,450,717)			$(45,080,801)		$ – 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 12/31/13	$36,857,033			$29,926,235		$14,265,067

Net change in unrealized appreciation/depreciationfrom Investments held as of 12/31/13*	$(36,958)			$420,704		$1,823,091

	Whole Loan Trusts		Warrants^^			Total
Balance as of 12/31/12	$ – 0	–	$	– 0	–	$100,683,606
Accrued discounts/(premiums)	(3,351)			– 0	–	421,305
Realized gain (loss)	(4,169)			– 0	–	227,833
Change in unrealized appreciation/depreciation	5,509			– 0	–	4,355,176
Purchases	7,399,910			– 0	–	107,729,111
Sales/Paydowns	(159,706)			– 0	–	(60,178,733)
Transfers in to Level 3	– 0	–		– 0	–	1,760,559
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 12/31/13	$7,238,193		$	– 0	–	$154,998,857	+

Net change in unrealized appreciation/depreciationfrom Investments held as of 12/31/13*	$5,509		$	– 0	–	$4,361,753

^	The Fund held securities with zero market value at period end.

^^	The Fund held securities with zero market value that were sold during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at December 31, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates–Non-Investment Grades	$61,229	Third Party Vendor	Evaluated Quote	$144.07/N/A

Collateralized Mortgage Obligations	$64,909,110	Third Party Vendor	Evaluated Quotes	$19.94 - $118.11/ $82.12

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Emerging Markets – Corporate Bonds	$1,741,990	Indicative Market Quotations	Broker Quote	$94.00/N/A

Commercial Mortgage-Backed Securities	$36,857,033	Third Party Vendor	Evaluated Quotes	$93.56 – $137.46/ $99.24

Bank Loans	$29,926,235	Third Party Vendor	Vendor Quotes	$84.67 – $137.23/ $100.97
	$0	Qualitative Assessment		$0.00 /N/A

Common Stocks	$1,940,696	Market Approach	EBITDA Projection*	$150.5 million
	$1,010,650	Indicative Market Quotations	Broker Quote	$1,450.00/N/A
	$11,313,721	Practical Expedient	NAV	$1,072.39/N/A

Whole Loan Trusts	$2,204,651	Market Approach	Internal Rate of Return	Benchmark & 500 bp
	$5,033,542	Qualitative Assessment	Transaction Price	$100.00/$100.00

*	Earnings before Interest, Taxes, Depreciation and Amortization.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swaps, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

inquiries on behalf of the Fund. During the year ended December 31, 2013, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $69,311.

During the year ended December 31, 2012, the Adviser reimbursed the Fund $51 for trading losses incurred due to a trade entry error.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)	Dividend Income (000)
$ 11,255	$1,088,905	$1,053,093	$47,067	$37

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $85,919, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$425,494,552	$513,371,526
U.S. government securities	2,766,803,746	2,849,098,472

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$2,848,878,947

Gross unrealized appreciation	$64,089,848
Gross unrealized depreciation	(58,596,582)

Net unrealized appreciation	$5,493,266

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2013, the Fund held futures for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2013, the Fund held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2013, the Fund held written options for hedging and non-hedging purposes.

For the year ended December 31, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/12	1,911,472,000			$172,032
Options written	61,814,855			431,492
Options expired	(17,814,855)			(151,102)
Options bought back	(1,955,472,000)			(452,422)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 12/31/13	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2013, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the year ended December 31, 2013, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At December 31, 2013, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $65,024,000, with net unrealized appreciation of $2,175,435, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of December 31, 2013, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $149,529. If a trigger event had occurred at December 31, 2013, for those derivatives in a net liability position, $149,529 would be required to be posted by the Fund.

At December 31, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$15,654,314	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	594,365		Unrealized depreciation of forward currency exchange contracts	$411,775

Credit contracts	Unrealized appreciation on credit default swaps	1,420,959		Unrealized depreciation on credit default swaps	20,429

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	754,476	*

Total		$18,424,114			$432,204

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended December 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$24,042,839	$12,172,709

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	91,001	(799,020)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	27,219	255,507

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(664,308)	39,800

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	467,199	– 0	–

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	11,854,006	(4,971,793)

Total		$35,817,956	$6,697,203

56	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the year ended December 31, 2013:

Futures:
Average original value of buy contracts	$22,404,697	(a)
Average original value of sale contracts	$720,588,047
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$108,585,089
Average principal amount of sale contracts	$225,232,010
Purchased Options:
Average monthly cost	$266,395	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$107,033,164	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$2,670,000	(d)
Average notional amount of sale contracts	$53,122,462
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$41,490,400	(e)

(a)	Positions were open for one month during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for less than two months during the year.

(d)	Positions were open for two months during the year.

(e)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Newedge USA, LLC*	$1,863,641	$	– 0	–	$	– 0	–	$	– 0	–	$1,863,641
Exchange-Traded Morgan Stanley & Co., LLC/(INTRCONX)*	128,115		– 0	–		– 0	–		– 0	–	128,115
Goldman Sachs Bank USA	257,519		(257,519)			– 0	–		– 0	–	– 0	–

ALLIANCEBERNSTEIN INCOME FUND •	57

Notes to Financial Statements

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received		Securities Collateral Received			Net Amount of Derivatives Assets
Morgan Stanley Capital Services LLC	$1,611,699	$	– 0	–		$(1,611,699)		$–0	–	$ – 0	–
Royal Bank of Canada	129,046		(5,998)			– 0 –		– 0	–	123,048
Standard Chartered Bank	207,800		(84,031)			– 0 –		– 0	–	123,769

Total	$4,197,820		$(347,548)			$(1,611,699)		$–0	–	$2,238,573

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset			Cash Collateral Pledged		Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Credit Suisse International	$32,263	$	– 0	–	$	– 0 –	$	– 0	–	$32,263
Deutsche Bank AG London	85,302		– 0	–		– 0 –		– 0	–	85,302
Goldman Sachs Bank USA	258,476		(257,519)			– 0 –		– 0	–	957
Royal Bank of Canada	5,998		(5,998)			– 0 –		– 0	–	– 0	–
Standard Chartered Bank	84,031		(84,031)			– 0 –		– 0	–	– 0	–
State Street Bank & Trust Co.	23,524		– 0	–		– 0 –		– 0	–	23,524
UBS AG	7,483		– 0	–		– 0 –		– 0	–	7,483

Total	$497,077		$(347,548)		$	– 0 –	$	– 0	–	$149,529

*	Cash and securities have been posted for initial margin requirements for open futures contracts and centrally cleared swaps outstanding at December 31, 2013.

See Note C.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

58	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended December 31, 2013, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended December 31, 2013, the average amount of reverse repurchase agreements outstanding was $908,382,924 and the daily weighted average interest rate was .15%. At December 31, 2013, the Fund had reverse repurchase agreements outstanding in the amount of $908,784,890 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	RVP Liabilities Subject to MA	Assets Available for Offset			Securities Collateral Pledged†		Net Amount of RVP Liabilities
Bank of America	$82,469,764	$	– 0	–	$(82,469,764	)*	$	– 0	–
Barclays Bank	10,940,543		– 0	–	(10,820,843)			(119,700)
Credit Suisse Securities (USA) LLC	21,189,497		– 0	–	(21,189,497	)*		– 0	–
HSBC	248,112,656		– 0	–	(247,711,629	)*		(401,027)
JPMorgan Chase	546,072,430		– 0	–	(545,094,909)			(977,521)

Total	$908,784,890	$	– 0	–	$(907,286,642)			$(1,498,248)

†	Including accrued interest.

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

ALLIANCEBERNSTEIN INCOME FUND •	59

Notes to Financial Statements

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the year ended December 31, 2013, the Fund received commitment fees or additional funding fees in the amount of $142,369.

NOTE D

Common Stock

During the years ended December 31, 2013 and December 31, 2012, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and

60	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

ALLIANCEBERNSTEIN INCOME FUND •	61

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—The Fund utilizes leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

62	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$103,758,100	$172,030,064
Net long-term capital gains	6,608,830	72,994,965

Total taxable distributions paid	$110,366,930	$245,025,029

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(15,223,070	)(a)
Unrealized appreciation/(depreciation)	2,065,080	(b)

Total accumulated earnings/(deficit)	$(13,157,990	)(c)

(a)	As of December 31, 2013, the Fund had a capital loss carryforward of $15,223,070.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax deferral of dividend income from real estate investment trust (REIT) securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Fund had a net short-term capital loss carryforward of $15,223,070 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, paydown gains/losses, and consent fees, the tax treatment of swaps and options, a dividend overdistribution, and the redesignation of dividends resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

ALLIANCEBERNSTEIN INCOME FUND •	63

Notes to Financial Statements

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

64	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended December 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.89	$ 8.93	$ 8.75	$ 8.37	$ 7.49

Income From Investment Operations
Net investment income(a)	.40	.40	.44	.47	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	.57	.31	.40	.89
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.31)	.97	.75	.87	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.48)	(.57)	(.49)	(.55)
Distributions from net realized gain on investment transactions	(.04)	(.53)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(1.01)	(.57)	(.49)	(.55)

Net asset value, end of period	$ 8.13	$ 8.89	$ 8.93	$ 8.75	$ 8.37

Market value, end of period	$ 7.13	$ 8.10	$ 8.07	$ 7.93	$ 8.25

Discount, end of period	(12.30)%	(8.89)%	(9.63)%	(9.37)%	(1.43)%
Total Return
Total investment return based on:(c)
Market value	(6.50)%	13.08%	9.36%	2.10%	25.09%
Net asset value	(2.86)%	12.15%	9.67%	11.04	%*	19.97%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,976	$2,159	$2,168	$2,126	$2,033
Ratio to average net assets of:
Expenses(d)	.63%	.64%	.64%	.71%	.91%
Net investment income	4.74%	4.34%	5.00%	5.40%	6.84%
Portfolio turnover rate	107%	58%	67%	121%	153%

ALLIANCEBERNSTEIN INCOME FUND •	65

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense and TALF administration fee, if applicable are .57%, .55%, 58%, .60%, and .68%, respectively. These expense ratios exclude net interest expense on borrowings of .06%, .09%, .06%, .11%, and .22%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2010 by .15%.

See notes to financial statements.

66	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Income Fund, Inc. at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 27, 2014

ALLIANCEBERNSTEIN INCOME FUND •	67

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended December 31, 2013. For foreign shareholders, 65.64% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

68	• ALLIANCEBERNSTEIN INCOME FUND

2013 Federal Tax Information

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of common stock of the Fund valued as follows:

(i)	If the shares of common stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of common stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of common stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

ALLIANCEBERNSTEIN INCOME FUND •	69

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

70	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1) D. James Guzy(1)	Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on May 22, 2013, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN INCOME FUND •	71

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2008)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

72	• ALLIANCEBERNSTEIN INCOME FUND

Management of The Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1998)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN INCOME FUND •	73

Management of The Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ##, ### 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

74	• ALLIANCEBERNSTEIN INCOME FUND

Management of The Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN INCOME FUND •	75

Management of The Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

76	• ALLIANCEBERNSTEIN INCOME FUND

Management of The Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN INCOME FUND •	77

Management of The Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L .P. since prior to March 2003.

Paul J. DeNoon 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Gershon M. Distenfeld 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Michael L. Mon 44	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2009.

Douglas J. Peebles 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Matthew S. Sheridan 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

78	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and the Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN INCOME FUND •	79

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and information prepared by the Adviser showing performance of the Fund as compared with the Barclays Capital U.S. Aggregate

80	• ALLIANCEBERNSTEIN INCOME FUND

Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2013 and (in the case of comparisons with the Index) the since inception period (August 1987 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group for the 1-, 3- and 5-year periods, and in the 3rd quintile of the Performance Group for the 10-year period. The Fund outperformed the Index in all periods. The directors recognized that the Fund’s relatively unusual investment style, which differs from that of the other funds in the Performance Group and from the Index, and the fact that there are only a small number of other funds in the Fund’s Lipper category, made performance comparisons of limited utility. The directors also noted the Fund’s absolute return over time. Based on their review and their discussion with the Adviser of the reasons for the Fund’s reported relative performance, the directors concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (advisory fees paid to the Adviser and the administration fees currently paid to the Administrator) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (but not closed-end funds such as the Fund) and that such open-end funds had benefited from such fee reductions since 2004.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in fixed-income taxable securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by

ALLIANCEBERNSTEIN INCOME FUND •	81

Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year total management fee rate of 50.4 basis points (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) was lower than the Expense Group and the Expense Universe medians. The directors were cognizant of the Fund’s unusual advisory fee structure, which includes a fee based on average weekly net assets and a fee based on the Fund’s daily gross income, subject to an overall maximum fee rate. The directors noted that the Advisory Agreement reflected reductions in the fee rate calculated based on the Fund’s daily gross income and the maximum fee rate requested by the directors in the past. The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoint and that the Fund’s net assets were in excess of the breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflects a reduction due to the effect of the breakpoint. The directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

82	• ALLIANCEBERNSTEIN INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	83

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

84	• ALLIANCEBERNSTEIN INCOME FUND

Alliancebernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0151-1213

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Income	2012	$57,500	$10,326	$27,750
	2013	$57,500	$6,000	$10,917

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Income	2012	$735,121	$38,076
			$(10,326)
			$(27,750)
	2013	$311,188	$16,917
			$(6,000)
			$(10,917)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr D. James Guzy	Nancy P. Jacklin Garry L. Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3. Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9. ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3. Proxy Voting Procedures

3.1. Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Committee

We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont: SVP-Equities

Linda Giuliano: SVP-Equities

David Lesser: VP-Legal

Mark Manley: SVP-Legal

Anthony Rizzi: VP-Operations

Andrew Weiner: SVP-Equities

3.6. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to conact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Travis Allen: VP-Private Client, Washington, DC	Erin Bigley: SVP-Fixed Income, New York
Nicholas Davidson: SVP-Value, London	Henry D’Auria: SVP-Equities, New York
Linda Giuliano: SVP-Equities, New York	Christopher Kotowicz: SVP-Growth, Chicago
David Lesser: VP-Legal, New York	Mark Manley: SVP-Legal, New York
Takuji Oya: SVP-Growth, Japan	Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP- Institutional Investments, Australia	Liz Smith: SVP-Institutional Investments, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands	James Wallin: SVP-Fixed Income, New York

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan.

The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul J. DeNoon; since 2002–Senior Vice President of the Adviser and Director of Emerging Market Debt	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Director of Emerging Market Debt.

Gershon M. Distenfeld; since 2006–Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Director of High Yield.

Douglas J. Peebles; since 2002–Executive Vice President of the Adviser, Chief Investment Officer and Head of Fixed-Income	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Chief Investment Officer and Head of Fixed Income.

Matthew S. Sheridan; since 2008–Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2013.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul J. DeNoon	4	7,508,000,000	None	None
Gershon M. Distenfeld	12	7,663,000,000	None	None
Douglas J. Peebles	32	8,605,000,000	None	None
Matthew S. Sheridan	29	12,949,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul J. DeNoon	19	36,201,000,000	None	None
Gershon M. Distenfeld	30	34,935,000,000	None	None
Douglas J. Peebles	44	4,368,000,000	None	None
Matthew S. Sheridan	38	34,634,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul J. DeNoon	29	9,311,000,000	1	1,024,000,000
Gershon M. Distenfeld	8	2,205,000,000	None	None
Douglas J. Peebles	96	33,958,000,000	9	3,082,000,000
Matthew S. Sheridan	57	27,776,000,000	6	2,981,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants on the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors that can play a part in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competancies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended December 31, 2013 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul J. DeNoon	$243,900
Gershon Distenfeld	None
Douglas J. Peebles	$813,000
Matthew S. Sheridan	$579,921

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 24, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 24, 2014